UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2013

Date of reporting period:  August 31, 2013

Item 1. Reports to Stockholders.

Annual Report

Experienced People	Consistent Philosophy	Disciplined Process

Geneva Advisors Funds

Geneva Advisors All Cap Growth Fund
Class R Shares (GNVRX)
Class I Shares (GNVIX)

Geneva Advisors Equity Income Fund
Class R Shares (GNERX)
Class I Shares (GNEIX)

Geneva Advisors International Growth Fund
Class R Shares (GNFRX)
Class I Shares (GNFIX)

August 31, 2013

Investment Advisor

Geneva Investment Management of Chicago, LLC
181 W. Madison Street, Suite 3575
Chicago, IL 60602

Phone:  1-877-343-6382

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLES	6

INVESTMENT HIGHLIGHTS	9

SCHEDULE OF INVESTMENTS	18

STATEMENTS OF ASSETS AND LIABILITIES	29

STATEMENTS OF OPERATIONS	30

STATEMENTS OF CHANGES IN NET ASSETS	31

FINANCIAL HIGHLIGHTS	34

NOTES TO FINANCIAL STATEMENTS	40

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	52

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	53

NOTICE OF PRIVACY POLICY & PRACTICES	62

ADDITIONAL INFORMATION	63

Dear Client:

The Geneva All Cap Growth Fund’s Retail Class had a +15.69% return for the fiscal year ended August 31, 2013 versus +17.29% for the Russell 3000 Growth Total Return Index.  The Fund’s Institutional Class had a return of +16.10% for the same fiscal year.  The Geneva All Cap Growth Fund’s Retail Class had a +7.60% annualized five-year return for the five-year period ended August 31, 2013 versus a +8.45% annualized five-year return for the Russell 3000 Growth Total Return Index.  The Fund’s Institutional Class had an annualized five-year return of +7.91%.  The Geneva All Cap Growth Fund’s Retail Class also had a +4.25% annualized return since inception (September 28, 2007) for the period ended August 31, 2013 with a 1.71% Gross Expense Ratio versus a +5.15% annualized inception return for the Russell 3000 Growth Total Return Index.  The Fund’s Institutional Class had an annualized return of +4.55% since inception (September 28, 2007) with a 1.37% Gross Expense Ratio.  The top sectors contributing to the All Cap Growth Fund’s performance for the fiscal year were Industrials, Consumer Discretionary and Information Technology.  The sectors underperforming were Consumer Staples, Materials and Telecommunication Services.  The top stocks contributing to performance for the year were FleetCor Technologies, LinkedIn Corp. and Cabot Oil & Gas.  Stocks that detracted from performance the most were Apple, SolarWinds and The Fresh Market.

For the fiscal year ended August 31, 2013 the Geneva Equity Income Fund’s Retail Class returned +12.36% and the Institutional Class had a return of +12.76% versus +23.10% for the benchmark, the Russell 1000 Value Total Return Index.  The Geneva Equity Income Fund’s Retail Class had a +13.93% annualized three-year return for the three-year period ended August 31, 2013 versus a +18.20% annualized three-year return for the Russell 1000 Value Total Return Index.  The Fund’s Institutional Class had an annualized three-year return of +14.28%.  The Geneva Equity Income Fund’s Retail Class also had a +12.68% annualized return since inception (April 30, 2010) for the period ended August 31, 2013 with a 1.83% Gross Expense Ratio versus a +12.05% annualized inception return for the Russell 1000 Value Total Return Index.  The Fund’s Institutional Class had an annualized return of +13.05% since inception (April 30, 2010) with a 1.48% Gross Expense Ratio.  The top contributing sectors to performance were Energy, Industrials and Consumer Discretionary.  The bottom contributors were Telecommunications Services, Information Technology and Health Care.  The top performing holdings were Plains All American Pipeline, Magellan Midstream Partners, and Home Depot.  The underperforming holdings were Digital Realty Trust, Apple and Iron Mountain.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Funds impose a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Geneva Advisors International Growth Fund completed its first quarter on August 31, 2013.  The Fund was able to provide our shareholders with a 2.60% since inception return during a difficult period for international managers.

The U.S. economy maintained a slow, but steady expansion for the fiscal year ended August 31, 2013.  The moderation of growth and more significant market corrections that accompanied the previous three summers were largely avoided.  The S&P 500 responded with a relatively steady climb of 16.1% for the year.  While many concerns remain, largely accommodative global monetary policies along with the underpinnings of a recovery in Europe have helped stabilize the economic outlook.

The economy is still operating below full capacity in a low inflationary expansion phase.  A key problem behind the slow recovery has been inadequate aggregate demand.  Importantly, there are signs of improvements and we believe the U.S. economic recovery likely will strengthen.  Consumer net worth has risen with growth in home prices.  Continued recovery of the housing market will depend upon ongoing gains in employment.  The recent decline in unemployment to 7.3% is a significant move in this direction.  Weakening commodity prices coupled with little change in domestic wages near term are likely to keep inflation in check.

Legislative and regulatory uncertainty remains a key consideration for the economy.  With the Federal Reserve focused on avoiding deflation, the Quantitative Easing programs are unlikely to be curtailed too quickly.  The recent increase in government revenues has removed some of the near-term deficit concerns along with the pressure to pass meaningful long-term deficit reduction legislation. This will likely cause greater gridlock when the debt ceiling is reached again.

Valuations for corporate America remain attractive by many historical measures.  As the global economies stabilize, some of the discounting that took place in response to the great recession is dissipating.  At some point, more meaningful economic growth will be required to sustain increased valuations.

Following the Fed’s June 19th announcement of their plans to begin unwinding their easy-money policies, we saw declines in nearly all international markets. Prices rebounded slightly in the month of July, but we saw further declines in August as possible U.S. military action in Syria frightened investors who were already concerned about slowing growth.

We remain optimistic about the long term returns potential for international equities. The eventual rise in interest rates will likely cause an increase in market volatility, but it will hopefully also correspond with worldwide economic growth. Geo-political concerns will always be present; therefore, we believe it is crucial to stay committed to our bottom-up stock selection process rather than trying to predict the unpredictable.

As always, we thank you for your trust and confidence in our services.  The Principals of Geneva, our families and employees remain significant investors along with clients in our

Funds. We have also continued to invest in Geneva and maintain our dedication as we seek to deliver long-term investment performance.

Best Regards,

Geneva Advisors

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

The Funds may invest in small, mid and/or micro cap companies which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in American Depositary Receipts, in foreign securities and emerging markets which involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Funds may invest in growth stocks, which are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  The Equity Income Fund may invest in Master Limited Partnerships (MLPs).  Investment returns of MLPs are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  The Equity Income Fund may invest in Real Estate Investment Trusts, which involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

The Russell 3000 Total Return Growth Index consists of the growth segment of the 3,000 companies in the Russell 3000 Index.  The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% in the investable U.S. equity market.  One cannot invest directly in an index.

The Russell 1000 Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.  One cannot invest directly in an index.

The S&P 500 index includes 500 leading companies in leading industries of the U.S. economy.  Although the S&P 500 focuses on the large cap segment of the market, it is also a proxy for the total market.  It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Geneva Funds are distributed by Quasar Distributors, LLC

Geneva Advisors Funds
Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and shareholder servicing fees and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/13 - 8/31/13) for the All Cap Growth Fund and Equity Income Fund and (5/30/13 - 8/31/13) for the International Growth Fund.

Actual Expenses

The first section of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of ETFs or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the Example.  The Example includes, but is not limited to, management fees, distribution (12b-1) fees, and fund administration and accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare

Geneva Advisors Funds
Expense Example (Unaudited) (Continued)

this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second four lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Based on Actual Fund Returns

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	3/1/13	8/31/13	3/1/13 - 8/31/13	Expense Ratio
All Cap Growth Fund*
Class R	$1,000.00	$1,104.90	$7.69	1.45%
Class I	$1,000.00	$1,106.70	$5.84	1.10%

Equity Income Fund*
Class R	$1,000.00	$1,019.90	$7.38	1.45%
Class I	$1,000.00	$1,021.90	$5.61	1.10%

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	5/30/13	8/31/13	5/30/13 - 8/31/13	Expense Ratio
International Growth Fund*
Class R	$1,000.00	$1,024.50	$3.71	1.44%
Class I	$1,000.00	$1,026.00	$2.84	1.10%

*
Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184 for the All Cap Growth and Equity Income Funds and 93 for the International Growth Fund), then divided by the number of days in the most recent 12-month period (365).

Geneva Advisors Funds
Expense Example (Unaudited) (Continued)

Based on Hypothetical 5% Yearly Returns

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	3/1/13	8/31/13	3/1/13 - 8/31/13	Expense Ratio
All Cap Growth Fund*
Class R	$1,000.00	$1,017.90	$7.37	1.45%
Class I	$1,000.00	$1,019.66	$5.60	1.10%

Equity Income Fund*
Class R	$1,000.00	$1,017.90	$7.37	1.45%
Class I	$1,000.00	$1,019.66	$5.60	1.10%

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	5/30/13	8/31/13	5/30/13 - 8/31/13	Expense Ratio
International Growth Fund*
Class R	$1,000.00	$1,009.07	$3.69	1.44%
Class I	$1,000.00	$1,009.94	$2.82	1.10%

*
Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184 for the All Cap Growth and Equity Income Funds and 93 for the International Growth Fund), then divided by the number of days in the most recent 12-month period (365).

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies without regard to market capitalizations. The Fund’s investment strategy focuses on individual stock selection that takes into consideration the stock’s industry group. Using quantitative and qualitative measures established by the Advisor, the Fund seeks to purchase common stocks that have stronger relative performance than other common stocks. The Fund’s allocation of portfolio holdings as of August 31, 2013 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of August 31, 2013

	Annualized
			Since
	One	Five	Inception
	Year	Years	(9/28/07)
Class R	15.69%	7.60%	4.25%
Class I	16.10%	7.91%	4.55%
Russell 3000 Growth Index	17.29%	8.45%	5.15%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 3000 Growth Index consists of the growth segment of the 3,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% in the investable U.S. equity market. One cannot invest directly in an index.

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors All Cap Growth Fund – Class R
Growth of $10,000 Investment

Geneva Advisors All Cap Growth Fund – Class I
Growth of $100,000 Investment

*	Inception Date

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is current income, with a secondary objective of modest capital appreciation.  The Fund seeks to achieve its investment objective by investing in publicly traded securities without regard to market capitalizations.  The Fund’s investment strategy focuses on identifying stocks within multiple industry groups.  The Fund has wide flexibility in types of securities used to generate a current income yield.  The Fund’s allocation of portfolio holdings as of August 31, 2013 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of August 31, 2013

	Annualized
			Since
	One	Three	Inception
	Year	Years	(4/30/10)
Class R	12.36%	13.93%	12.68%
Class I	12.76%	14.28%	13.05%
Russell 1000 Value Index	23.10%	18.20%	12.05%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on April 30, 2010, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. One cannot invest directly in an index.

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors Equity Income Fund – Class R
Growth of $10,000 Investment

Geneva Advisors Equity Income Fund – Class I
Growth of $100,000 Investment

*	Inception Date

Geneva Advisors International Growth Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation.  The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. and foreign issuers without regard to market capitalizations. The Fund typically invests in securities of issuers from at least three or more non-U.S. countries, with at least 40% of the Fund’s net assets invested in securities of foreign issuers. The Fund’s allocation of portfolio holdings as of August 31, 2013 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

*	For additional details on allocation of portfolio holdings by country, please see the Schedule of Investments.

Geneva Advisors International Growth Fund
Investment Highlights (Unaudited) (Continued)

Total Returns – As of August 31, 2013

		Since
	Three	Inception
	Months	(5/30/13)
Class R	2.45%	2.45%
Class I	2.60%	2.60%
MSCI World ex USA Index (Gross)	-1.52%	-2.60%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on May 30, 2013, the inception date of the Fund. The graph does not reflect any future performance.

The MSCI World ex USA Index (Gross) captures large and mid cap representation across 23 of 24 Developed Markets countries, excluding the United States.  The Developed Markets currently consist of: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Geneva Advisors International Growth Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors International Growth Fund – Class R
Growth of $10,000 Investment

Geneva Advisors International Growth Fund – Class I
Growth of $100,000 Investment

*	Inception Date

Geneva Advisors All Cap Growth Fund
Schedule of Investments
August 31, 2013

	Shares	Value

COMMON STOCKS 97.51%

Activities Related to Credit Intermediation 3.74%
FleetCor Technologies, Inc. (a)	91,040	$9,387,135

Aerospace Product and Parts Manufacturing 0.75%
TransDigm Group, Inc.	13,780	1,887,860

Automobile Dealers 0.82%
Lithia Motors, Inc.	31,561	2,071,033

Building Material and Supplies Dealers 1.01%
Lumber Liquidators Holdings, Inc. (a)	25,571	2,542,269

Cable and Other Subscription Programming 3.12%
Discovery Communications, Inc. (a)	101,203	7,844,244

Commercial and Service Industry
Machinery Manufacturing 1.39%
Middleby Corp. (a)	18,788	3,493,441

Communications Equipment Manufacturing 3.67%
SBA Communications Corp. (a)	123,059	9,229,425

Computer Systems Design and Related Services 0.92%
SPS Commerce, Inc. (a)	37,296	2,325,033

Electronic Shopping and Mail-Order Houses 3.56%
Amazon.com, Inc. (a)	31,834	8,944,717

Electronics and Appliance Stores 0.80%
Conn’s, Inc. (a)	30,151	2,008,358

Full-Service Restaurants 2.54%
AFC Enterprises, Inc. (a)	48,342	1,979,605
Chipotle Mexican Grill, Inc. (a)	10,814	4,413,950
		6,393,555

General Freight Trucking 1.62%
Roadrunner Transportation System, Inc. (a)	150,446	4,080,096

Legal Services 3.48%
Mastercard, Inc.	14,412	8,734,825

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Schedule of Investments (Continued)
August 31, 2013

	Shares	Value

Management, Scientific, and
Technical Consulting Services 6.08%
Salesforce.com, Inc. (a)	91,285	$4,484,832
Workday, Inc. (a)	148,716	10,786,371
		15,271,203

Manufacturing and Reproducing
Magnetic and Optical Media 2.38%
Guidewire Software, Inc. (a)	130,306	5,988,864

Motor Vehicle and Motor Vehicle Parts and
Supplies Merchant Wholesalers 1.01%
LKQ Corp. (a)	86,651	2,533,675

Office Administrative Services 2.01%
Gartner, Inc. (a)	87,189	5,054,346

Oil and Gas Extraction 6.57%
Cabot Oil & Gas Corp.	237,249	9,283,553
Continental Resources, Inc. (a)	78,215	7,216,116
		16,499,669

Other Fabricated Metal Product Manufacturing 2.60%
B/E Aerospace, Inc. (a)	95,845	6,535,671

Other Financial Investment Activities 4.66%
Financial Engines, Inc.	164,237	8,778,468
Virtus Investment Partners, Inc. (a)	16,858	2,938,349
		11,716,817

Other General Merchandise Stores 4.50%
Tractor Supply Co.	92,307	11,295,608

Other Information Services 5.30%
Google, Inc. (a)	2,849	2,412,818
LinkedIn Corp. (a)	45,441	10,907,658
		13,320,476

Other Professional, Scientific, and
Technical Services 3.51%
Alliance Data Systems Corp. (a)	45,137	8,833,311

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Schedule of Investments (Continued)
August 31, 2013

	Shares	Value

Pharmaceutical and Medicine Manufacturing 7.91%
Celgene Corp. (a)	67,924	$9,508,001
Gilead Sciences, Inc. (a)	138,580	8,352,217
Regeneron Pharmaceuticals, Inc. (a)	8,333	2,019,169
		19,879,387

Rail Transportation 3.58%
Kansas City Southern	85,207	8,982,522

Residential Intellectual and Developmental Disability,
Mental Health, and Substance Abuse Facilities 2.37%
Acadia Healthcare Co., Inc. (a)	155,058	5,943,373

Restaurants and Other Eating Places 3.22%
Dunkin’ Brands Group, Inc.	76,018	3,275,616
Starbucks Corp.	68,297	4,816,304
		8,091,920

Scheduled Air Transportation 1.20%
Copa Holdings SA (a)(b)	23,072	3,017,356

Securities and Commodity Contracts
Intermediation and Brokerage 1.73%
Affiliated Managers Group, Inc. (a)	10,929	1,905,143
T Rowe Price Group, Inc.	34,935	2,450,341
		4,355,484

Securities and Commodity Exchanges 0.68%
CBOE Holdings, Inc.	37,253	1,709,540

Soap, Cleaning Compound, and
Toilet Preparation Manufacturing 0.72%
Ecolab, Inc.	19,683	1,798,042

Software Publishers 4.29%
Cornerstone OnDemand, Inc. (a)	36,600	1,885,266
Multimedia Games Holding Co., Inc. (a)	118,339	4,643,622
Tyler Technologies, Inc. (a)	26,511	1,958,898
Ultimate Software Group, Inc. (a)	16,380	2,296,640
		10,784,426

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Schedule of Investments (Continued)
August 31, 2013

	Shares	Value

Sporting Goods, Hobby, and
Musical Instrument Stores 1.39%
Cabelas, Inc. (a)	53,435	$3,501,595

Traveler Accommodation 2.02%
Melco Crown Entertainment Ltd. - ADR (a)	186,755	5,077,869

Waste Treatment and Disposal 2.36%
Stericycle, Inc. (a)	52,566	5,916,829
TOTAL COMMON STOCKS (Cost $184,746,112)		245,049,974

SHORT-TERM INVESTMENTS 1.67%

Money Market Fund 1.67%
Fidelity Institutional Money Market Portfolio	4,208,651	4,208,651

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,208,651)		4,208,651

Total Investments (Cost $188,954,763) 99.18%		249,258,625
Other Assets in Excess of Liabilities 0.82%		2,072,535
TOTAL NET ASSETS 100.00%		$251,331,160

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments
August 31, 2013

	Shares	Value

COMMON STOCKS 96.70%

Aerospace Product and Parts Manufacturing 2.81%
Boeing Co.	31,030	$3,224,638

Agencies, Brokerages, and Other
Insurance Related Activities 1.46%
Arthur J Gallager & Co.	40,560	1,676,750

Amusement Parks and Arcades 0.70%
Six Flags Entertainment Corp.	24,375	804,619

Animal Slaughtering and Processing 2.05%
ConAgra Foods, Inc.	69,408	2,347,379

Basic Chemical Manufacturing 1.18%
Praxair, Inc.	11,568	1,358,083

Beverage Manufacturing 1.52%
Diageo PLC - ADR	14,211	1,743,405

Building Material and Supplies Dealers 4.27%
Home Depot, Inc.	65,796	4,901,144

Cable and Other Subscription Programming 2.40%
Comcast Corp.	65,487	2,756,348

Computer Systems Design and Related Services 1.86%
Accenture PLC (a)	29,459	2,128,413

Depository Credit Intermediation 1.32%
Wells Fargo & Co.	36,884	1,515,195

Electric Power Generation,
Transmission and Distribution 3.24%
ITC Holdings Corp.	41,736	3,709,913

Electronics and Appliance Stores 0.73%
Gamestop Corp.	16,634	835,193

Gambling Industries 2.90%
Wynn Resorts, Ltd	23,578	3,325,441

Health and Personal Care Stores 4.48%
Walgreen Co.	106,816	5,134,645

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments (Continued)
August 31, 2013

	Shares	Value

Home Furnishings Stores 2.45%
Williams-Sonoma, Inc.	49,758	$2,806,849

Insurance Carriers 1.54%
Wellpoint, Inc.	20,677	1,760,440

Local Messengers and Local Delivery 2.57%
United Parcel Service, Inc.	34,436	2,947,033

Medical Equipment and Supplies Manufacturing 3.04%
Baxter International, Inc.	32,592	2,267,100
Rockwell Automation, Inc.	12,635	1,228,501
		3,495,601

Motion Picture and Video Industries 3.19%
Time Warner, Inc.	60,396	3,655,770

Motor Vehicle Body and Trailer Manufacturing 1.01%
Polaris Industries, Inc.	10,599	1,157,517

Nondepository Credit Intermediation 2.17%
Ameriprise Financial, Inc.	28,892	2,489,046

Oil and Gas Extraction 3.11%
Enterprise Products Partners LP	60,049	3,568,111

Other Financial Investment Activities 5.33%
Apollo Global Management, LLC	132,265	3,358,208
Artisan Partners Asset Management, Inc. (b)	57,658	2,767,007
		6,125,215

Other General Purpose
Machinery Manufacturing 2.58%
Dover Corp.	34,823	2,961,696

Other Investment Pools and Funds 3.70%
Macquarie Infrastructure Co. LLC	78,901	4,240,140

Other Pipeline Transportation 1.60%
Plains All American Pipeline LP	36,302	1,835,429

Petroleum and Coal Products Manufacturing 1.96%
Chevron Corp.	18,661	2,247,344

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments (Continued)
August 31, 2013

	Shares	Value

Pipeline Transportation of Crude Oil 3.04%
Magellan Midstream Partners LP	64,345	$3,491,360

Printing and Related Support Activities 2.24%
Avery Dennison Corp.	59,974	2,564,488

Rail Transportation 4.43%
Union Pacific Corp.	32,985	5,064,517

Residential Building Construction 2.01%
Brookfield Asset Management, Inc. (a)	66,541	2,300,988

Resin, Synthetic Rubber, and Artificial Synthetic
Fibers and Filaments Manufacturing 2.07%
LyondellBasell Industries NV (a)	33,898	2,377,945

Scheduled Air Transportation 3.12%
Copa Holdings SA (a)	27,389	3,581,933

Securities and Commodity Contracts
Intermediation and Brokerage 3.35%
T Rowe Price Group, Inc.	54,803	3,843,882

Securities and Commodity Exchanges 0.77%
CBOE Holdings, Inc.	19,129	877,830

Semiconductor and Other Electronic
Component Manufacturing 2.14%
Microchip Technology, Inc.	63,094	2,448,678

Soap, Cleaning Compound, and Toilet
Preparation Manufacturing 2.05%
Tupperware Brands Corp.	29,126	2,352,507

Support Activities for Mining 0.85%
Seadrill, Ltd. (a)	21,010	971,923

Tobacco Manufacturing 1.34%
Philip Morris International, Inc.	18,350	1,531,124

Water, Sewage and Other Systems 2.37%
American Water Works Co., Inc.	66,764	2,719,965

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments (Continued)
August 31, 2013

	Shares	Value

Wholesale Electronic Markets and
Agents and Brokers 1.75%
Genuine Parts Co.	26,094	$2,009,499
TOTAL COMMON STOCKS (Cost $98,091,674)		110,887,996

REAL ESTATE INVESTMENT TRUSTS 1.70%
Wireless Telecommunications Carriers
(except Satellite) 1.70%
American Tower Corp.	28,111	1,953,433
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $1,608,505)		1,953,433

SHORT-TERM INVESTMENTS 1.14%
Money Market Fund 1.14%
Fidelity Institutional Money Market Portfolio	1,305,736	1,305,736
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,305,736)		1,305,736

Total Investments (Cost $101,005,915) 99.54%		114,147,165
Other Assets in Excess of Liabilities 0.46%		526,615
TOTAL NET ASSETS 100.00%		$114,673,780

Percentages are stated as a percent of net assets.

(a) Foreign issued security.
(b) Non-income producing security.
ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Schedule of Investments
August 31, 2013

	Shares	Value

COMMON STOCKS 95.64%

Bermuda 7.40%
Invesco Ltd. (a)	5,958	$180,885
Lazard Ltd.(a)	7,731	273,833
Seadrill, Ltd. (a)	3,320	153,583
Signet Jewelers, Ltd. (a)	3,416	226,822
		835,123

Canada 9.56%
Canadian National Railway, Co. (a)(b)	4,901	459,371
Imax Corp. (a)(b)	12,213	335,125
Points International, Ltd. (a)(b)	13,121	284,594
		1,079,090

Cayman Islands 8.28%
Baidu, Inc. - ADR (a)(b)	3,110	421,498
Melco Crown Entertainment Ltd. - ADR (a)(b)	18,879	513,320
		934,818

Cyprus 1.68%
QIWI, PLC - ADR	6,351	189,260

India 0.87%
HDFC Bank Ltd. - ADR	3,403	98,619

Ireland 12.68%
Accenture PLC (a)	6,386	461,388
Covidien PLC (a)	3,075	182,655
FleetMatics Group PLC (a)(b)	6,674	330,029
ICON, PLC (a)(b)	6,430	234,952
Trinity Biotech, PLC - ADR	11,689	222,442
		1,431,466

Israel 2.99%
Caesarstone Sdot-Yam, Ltd. (a)(b)	8,090	337,838

Italy 2.73%
Luxottica Group SpA - ADR	5,923	308,055

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Schedule of Investments (Continued)
August 31, 2013

	Shares	Value

Netherlands 11.00%
Chicago Bridge & Iron Co NV (a)	7,225	$432,272
Core Laboratories NV (a)	3,224	488,468
Yandex NV (a)(b)	10,011	320,352
		1,241,092

Panama 4.79%
Copa Holdings SA (a)	4,132	540,383

Puerto Rico 2.38%
EVERTEC, Inc. (a)(b)	11,252	268,585

Spain 4.02%
Grifols SA - ADR	14,979	453,714

Switzerland 8.95%
ABB, Ltd. - ADR	16,450	352,195
ACE Ltd. (a)	4,683	410,792
Syngenta AG - ADR	3,154	247,211
		1,010,198

United Kingdom 4.41%
ARM Holdings PLC - ADR	12,283	497,830

United States 11.29%
Lululemon Athletica, Inc. (a)(b)	3,660	259,274
Mead Johnson Nutrition Co.	4,726	354,592
MercadoLibre, Inc.	3,931	466,571
Sirona Dental Systems, Inc. (a)(b)	2,996	194,051
		1,274,488

Virgin Islands (UK) 2.61%
Michael Kors Holdings Ltd. (a)(b)	3,975	294,508

TOTAL COMMON STOCKS (Cost $10,716,676)		10,795,067

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Schedule of Investments (Continued)
August 31, 2013

	Shares	Value

SHORT-TERM INVESTMENTS 6.92%

Money Market Fund 6.92%
Fidelity Institutional Money Market Portfolio	780,927	$780,927
TOTAL SHORT-TERM INVESTMENTS
(Cost $780,927)		780,927

Total Investments (Cost $11,497,603) 102.56%		11,575,994
Liabilities in Excess of Other Assets (2.56)%		(289,331)
TOTAL NET ASSETS 100.00%		$11,286,663

Percentages are stated as a percent of net assets.

(a)	Foreign issued security.
(b)	Non-income producing security.

Abbreviations:
ADR	American Depository Receipt
AG	Aktiengesellschaft is a Swiss term for stock corporation.
A/S	Aktieselskap is the Danish term for a stock company, which signifies that shareholders have limited liability.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	Société Anonyme is a French term for a publicly traded company.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Statements of Assets & Liabilities
August 31, 2013

	All Cap	Equity	International
	Growth Fund	Income Fund	Growth Fund

ASSETS
Investments, at value (cost $188,954,763,
$101,005,915 and $11,497,603, respectively)	$249,258,625	$114,147,165	$11,575,994
Receivable for Fund shares sold	508,535	105,000	32,780
Receivable for investments sold	6,184,934	218,095	—
Dividends and interest receivable	74,036	332,839	5,498
Receivable to Adviser	—	—	41,549
Other assets	24,394	20,185	27,578
TOTAL ASSETS	256,050,524	114,823,284	11,683,399

LIABILITIES
Payable for Fund shares redeemed	97,193	—	—
Payable for investments purchased	4,301,277	—	355,606
Payable to affiliates	82,570	41,740	11,725
Payable to Adviser	156,707	67,190	—
Payable to Custodian	—	—	58
Payable for distribution fees	15,264	1,497	125
Payable for shareholder servicing fees	22,679	2,180	51
Accrued expenses and other liabilities	43,674	36,897	29,171
TOTAL LIABILITIES	4,719,364	149,504	396,736
NET ASSETS	$251,331,160	$114,673,780	$11,286,663

Net assets consist of:
Paid-in capital	$205,757,617	$94,319,067	$11,262,689
Accumulated net investment income (loss)	(792,959)	1,261,399	(4,471)
Accumulated net realized gain (loss)	(13,937,360)	5,952,064	(49,946)
Net unrealized appreciation on investments	60,303,862	13,141,250	78,391
NET ASSETS	$251,331,160	$114,673,780	$11,286,663

CLASS R SHARES
Net assets	$56,487,536	$6,252,545	$415,766
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,207,120	216,332	20,290
Net asset value, redemption price and offering
price per share(1)	$25.59	$28.90	$20.49

CLASS I SHARES
Net assets	$194,843,625	$108,421,235	$10,870,897
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	7,485,150	3,741,196	529,879
Net asset value, redemption price and offering
price per share(1)	$26.03	$28.98	$20.52

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Statements of Operations
For the Period Ended August 31, 2013

	All Cap	Equity	International
	Growth Fund	Income Fund	Growth Fund(1)

INVESTMENT INCOME
Dividend income(2)	$2,080,433	$2,712,147	$8,723
Interest income	6,401	3,131	123
TOTAL INVESTMENT INCOME	2,086,834	2,715,278	8,846

EXPENSES
Investment advisory fees	2,697,327	1,196,769	13,137
Administration fees	236,279	123,164	14,217
Distribution fees - Class R shares	128,106	14,114	128
Transfer agent fees and expenses	105,546	30,770	7,658
Fund accounting fees	92,626	56,520	5,924
Shareholder servicing fees - Class R shares	51,242	5,646	51
Federal and state registration fees	48,449	40,495	12,269
Audit and tax fees	28,012	22,106	20,212
Custody fees	26,731	12,867	3,003
Reports to shareholders	18,064	6,337	2,805
Legal fees	17,786	12,138	2,295
Chief Compliance Officer fees and expenses	10,246	9,007	2,248
Trustees’ fees and related expenses	6,169	6,095	751
Interest Expense	3,155	—	—
Other expenses	13,597	7,196	2,264
TOTAL EXPENSES	3,483,335	1,543,224	86,962
Less waivers and reimbursement
by Adviser (Note 4)	(603,542)	(325,749)	(73,646)
NET EXPENSES	2,879,793	1,217,475	13,316

NET INVESTMENT INCOME (LOSS)	(792,959)	1,497,803	(4,470)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	15,375,345	9,262,062	(49,945)
Net realized loss on foreign currency translation	—	(114)	(1)
Net change in unrealized appreciation
on investments	20,520,522	1,481,415	78,391
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS	35,895,867	10,743,363	28,445
NET INCREASE IN NET ASSETS
FROM OPERATIONS	$35,102,908	$12,241,166	$23,975

(1)	The International Growth Fund commenced operations on May 30, 2013.
(2)	Net of $1,084, $29,604 and $152 in foreign withholding tax and fees for the All Cap Growth Fund, Equity Income Fund and International Growth Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2013	August 31, 2012

FROM OPERATIONS
Net investment loss	$(792,959)	$(1,602,875)
Net realized gain (loss) on investments	15,375,345	(22,694,851)
Net change in unrealized
appreciation on investments	20,520,522	17,327,863
Net increase (decrease) in
net assets from operations	35,102,908	(6,969,863)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	9,776,439	19,859,997
Proceeds from shares sold - Class I	81,510,672	133,396,034
Shares reinvested - Class R
Shares reinvested - Class I
Payments for shares redeemed - Class R(1)	(11,816,435)	(19,328,799)
Payments for shares redeemed - Class I(2)	(106,494,614)	(40,775,968)
Net increase (decrease) in net assets
from capital share transactions	(27,023,938)	93,151,264
TOTAL INCREASE IN NET ASSETS	8,078,970	86,181,401

NET ASSETS:
Beginning of Year	243,252,190	157,070,789
End of Year	$251,331,160	$243,252,190
ACCUMULATED NET INVESTMENT LOSS	$(792,959)	$—

(1)	Net of redemption fees of $1,117 and $16,264 for the years ended August 31, 2013 and August 31, 2012, respectively.
(2)	Net of redemption fees of $36,035 and $12,906 for the years ended August 31, 2013 and August 31, 2012, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2013	August 31, 2012

FROM OPERATIONS
Net investment income	$1,497,803	$902,406
Net realized income (loss) on investments	9,262,062	(2,355,669)
Net realized loss on foreign currency translation	(114)	—
Net change in unrealized
appreciation on investments	1,481,415	9,060,963
Net increase in net assets from operations	12,241,166	7,607,700

FROM DISTRIBUTIONS
Net investment income - Class R	(38,560)	(49,715)
Net investment income - Class I	(1,097,057)	(842,365)
Net realized gain on investments - Class R	—	(149)
Net realized gain on investments - Class I	—	(2,010)
Net decrease in net assets resulting
from distributions paid	(1,135,617)	(894,239)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	2,003,840	2,086,708
Proceeds from shares sold - Class I	31,311,577	53,849,369
Net asset value of shares issued to shareholders
in payment of distributions declared - Class R	38,202	49,314
Net asset value of shares issued to shareholders
in payment of distributions declared - Class I	1,068,439	802,496
Payments for shares redeemed - Class R(1)	(1,170,384)	(671,006)
Payments for shares redeemed - Class I(2)	(22,263,886)	(11,217,272)
Net increase in net assets
from capital share transactions	10,987,788	44,899,609
TOTAL INCREASE IN NET ASSETS	22,093,337	51,613,070

NET ASSETS:
Beginning of Year	92,580,443	40,967,373
End of Year	$114,673,780	$92,580,443
ACCUMULATED NET INVESTMENT INCOME	$1,261,399	$23,770

(1)	Net of redemption fees of $637 and $265 for the years ended August 31, 2013 and August 31, 2012, respectively.
(2)	Net of redemption fees of $3,860 and $9,066 for the years ended August 31, 2013 and August 31, 2012, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Statement of Changes in Net Assets

Period Ended
August 31, 2013(1)

FROM OPERATIONS
Net investment loss	$(4,470)
Net realized loss on investments	(49,945)
Net realized loss on foreign currency translation	(1)
Net change in unrealized appreciation on investments	78,391
Net increase in net assets from operations	23,975

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	416,724
Proceeds from shares sold - Class I	10,847,708
Payments for shares redeemed - Class R	(1,673)
Payments for shares redeemed - Class I	(71)
Net increase in net assets from capital share transactions	11,262,688
TOTAL INCREASE IN NET ASSETS	11,286,663

NET ASSETS:
Beginning of Period	—
End of Period	$11,286,663
ACCUMULATED NET INVESTMENT LOSS	$(4,471)

(1)	The International Growth Fund commenced operations on May 30, 2013.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2013	2012	2011	2010	2009

Net Asset Value,
Beginning of Period	$22.12	$22.69	$16.97	$13.80	$17.74

Income (loss) from
investment operations:
Net investment loss(1)	(0.14)	(0.24)	(0.29)	(0.18)	(0.09)
Net realized and unrealized
gain (loss) on investments	3.61	(0.34)	6.01	3.35	(3.85)
Total from investment operations	3.47	(0.58)	5.72	3.17	(3.94)
Paid-in capital from
redemption fees (Note 2)	0.00 (2)	0.01	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Period	$25.59	$22.12	$22.69	$16.97	$13.80
Total Return	15.69%	(2.51)%	33.71%	22.97%	(22.21)%

Supplemental Data and Ratios:
Net assets,
end of period (000’s)	$56,488	$51,033	$52,761	$5,206	$3,411
Ratio of expenses to average
net assets before waiver
and reimbursements	1.70%	1.71%	1.85%	2.22%	2.97%
Ratio of expenses to average
net assets after waiver
and reimbursements	1.45%	1.45%	1.50%	1.50%	1.50%
Ratio of net investment loss
to average net assets before
waiver and reimbursements	(0.84)%	(1.35)%	(1.62)%	(1.86)%	(2.22)%
Ratio of net investment loss
to average net assets after
waiver and reimbursements	(0.59)%	(1.09)%	(1.27)%	(1.14)%	(0.75)%
Portfolio turnover rate	89.3%	102.2%	57.8%	75.6%	107.9%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2013	2012	2011	2010	2009

Net Asset Value,
Beginning of Period	$22.42	$22.91	$17.10	$13.88	$17.79

Income (loss) from
investment operations:
Net investment loss(1)	(0.06)	(0.16)	(0.20)	(0.15)	(0.05)
Net realized and unrealized
gain (loss) on investments	3.67	(0.33)	6.01	3.37	(3.86)
Total from investment operations	3.61	(0.49)	5.81	3.22	(3.91)

Less distributions paid:
From net investment income	—	—	—	—	0.00 (2)
Total distributions paid	—	—	—	—	0.00 (2)
Paid-in capital from
redemption fees (Note 2)(2)	0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Period	$26.03	$22.42	$22.91	$17.10	$13.88
Total Return	16.10%	(2.14)%	33.98%	23.20%	(21.97)%

Supplemental Data and Ratios:
Net assets,
end of period (000’s)	$194,844	$192,219	$104,310	$32,772	$17,155
Ratio of expenses to average
net assets before waiver
and reimbursements	1.35%	1.36%	1.59%	1.97%	2.73%
Ratio of expenses to average
net assets after waiver
and reimbursements	1.10%	1.10%	1.23%	1.25%	1.25%
Ratio of net investment loss
to average net assets before
waiver and reimbursements	(0.50)%	(1.00)%	(1.27)%	(1.63)%	(1.90)%
Ratio of net investment loss
to average net assets after
waiver and reimbursements	(0.25)%	(0.74)%	(0.91)%	(0.91)%	(0.42)%
Portfolio turnover rate	89.3%	102.2%	57.8%	75.6%	107.9%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended		Year Ended	Period Ended
	August 31,	August 31,		August 31,	August 31,
	2013	2012		2011	2010(1)

Net Asset Value,
Beginning of Period	$25.90	$23.34		$20.14	$20.00

Income from
investment operations:
Net investment income(2)	0.30	0.27		0.26	0.10
Net realized and unrealized
gain on investments	2.89	2.59		3.20	0.04
Total from investment operations	3.19	2.86		3.46	0.14

Less distributions paid:
From net investment income	(0.19)	(0.30)		(0.25)	—
From net realized gain on investments	—	(0.00	)(3)	(0.01)	—
Total distributions paid	(0.19)	(0.30)		(0.26)	—
Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.00	(3)	0.00 (3)	—
Net Asset Value, End of Period	$28.90	$25.90		$23.34	$20.14
Total Return(4)	12.36%	12.30%		17.20%	0.70%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$6,253	$4,831		$2,976	$993
Ratio of expenses to average net assets
before waiver and reimbursements(5)	1.75%	1.83%		2.15%	5.36%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	1.45%	1.45%		1.49%	1.50%
Ratio of net investment income (loss) to
average net assets before waiver
and reimbursements(5)	0.76%	0.69%		0.45%	(2.39)%
Ratio of net investment income to
average net assets after waiver
and reimbursements(5)	1.06%	1.07%		1.11%	1.47%
Portfolio turnover rate(4)	88.0%	69.1%		21.1%	12.6%

(1)	The Fund commenced operations on April 30, 2010.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Less than 0.5 cent per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended		Year Ended	Period Ended
	August 31,	August 31,		August 31,	August 31,
	2013	2012		2011	2010(1)
Net Asset Value,
Beginning of Period	$25.98	$23.39		$20.18	$20.00

Income from
investment operations:
Net investment income(2)	0.39	0.35		0.33	0.13
Net realized and unrealized
gain on investments	2.91	2.59		3.19	0.05
Total from investment operations	3.30	2.94		3.52	0.18

Less distributions paid:
From net investment income	(0.30)	(0.35)		(0.30)	—
From net realized loss on investments	—	(0.00	)(3)	(0.01)	—
Total distributions paid	(0.30)	(0.35)		(0.31)	—
Paid-in capital from redemption fees (Note 2)(3)	0.00	0.00		0.00	0.00
Net Asset Value, End of Period	$28.98	$25.98		$23.39	$20.18
Total Return(4)	12.76%	12.66%		17.49%	0.90%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$108,421	$87,750		$37,991	$9,983
Ratio of expenses to average net assets
before waiver and reimbursements(5)	1.40%	1.47%		1.87%	5.53%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	1.10%	1.10%		1.23%	1.25%
Ratio of net investment income (loss) to
average net assets before waiver
and reimbursements(5)	1.10%	1.03%		0.77%	(2.40)%
Ratio of net investment income to
average net assets after waiver
and reimbursements(5)	1.40%	1.40%		1.41%	1.88%
Portfolio turnover rate(4)	88.0%	69.1%		21.1%	12.6%

(1)	The Fund commenced operations on April 30, 2010.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Less than $0.005 per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
August 31,
2013(1)
Net Asset Value, Beginning of Period	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.03)
Net realized and unrealized gain on investments	0.52
Total from investment operations	0.49
Net Asset Value, End of Period	$20.49
Total Return(3)	2.45%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$416
Ratio of expenses to average net assets
before waiver and reimbursements(4)	17.90%
Ratio of expenses to average net assets
after waiver and reimbursements(4)	1.45%
Ratio of net investment loss to average net assets
before waiver and reimbursements(4)	(17.01)%
Ratio of net investment loss to average net assets
after waiver and reimbursements(4)	(0.56)%
Portfolio turnover rate(3)	11.9%

(1)	The Fund commenced operations on May 30, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
August 31,
2013(1)
Net Asset Value, Beginning of Period	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.02)
Net realized and unrealized gain on investments	0.54
Total from investment operations	0.52
Net Asset Value, End of Period	$20.52
Total Return(3)	2.60%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$10,871
Ratio of expenses to average net assets
before waiver and reimbursements(4)	6.81%
Ratio of expenses to average net assets
after waiver and reimbursements(4)	1.10%
Ratio of net investment loss to average net assets
before waiver and reimbursements(4)	(6.07)%
Ratio of net investment loss to average net assets
after waiver and reimbursements(4)	(0.37)%
Portfolio turnover rate(3)	11.9%

(1)	The Fund commenced operations on May 30, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Notes to Financial Statements
August 31, 2013

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Geneva Advisors Funds (the “Funds”) represent distinct series with their own investment objectives and policies within the Trust.  The investment objective of the All Cap Growth Fund is long-term capital appreciation.  The investment objective of the Equity Income Fund is current income, with a secondary objective of modest capital appreciation.  The investment objective of the International Growth Fund is long-term capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  Each Fund currently offers Class R shares and Class I shares.  The two classes differ principally in their respective distribution expenses.  Each class of shares has identical rights and privileges except with respect to the distribution expenses and voting rights on matters affecting a single share class.  The All Cap Growth Fund commenced operations on September 28, 2007.  The Equity Income Fund commenced operations on April 30, 2010.  The International Growth Fund commenced operations on May 30, 2013.  Costs incurred by each Fund in connection with the organization, registration and the initial public offering of shares were paid by Geneva Investment Management of Chicago, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2013

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (a “Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2013

is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2013:

All Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$245,049,974	$—	$—	$245,049,974
Total Equity	245,049,974	—	—	245,049,974
Short-Term Investments	—	4,208,651	—	4,208,651
Total Investments
in Securities	$245,049,974	$4,208,651	$—	$249,258,625

Equity Income Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$110,887,996	$—	$—	$110,887,996
Real Estate
Investment Trusts	1,953,433	—	—	1,953,433
Total Equity	112,841,429	—	—	112,841,429
Short-Term Investments	—	1,305,736	—	1,305,736
Total Investments
in Securities	$112,841,429	$1,305,736	$—	$114,147,165

International Growth Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$10,795,067	$—	$—	$10,795,067
Total Equity	10,795,067	—	—	10,795,067
Short-Term Investments	—	780,927	—	780,927
Total Investments
in Securities	$10,795,067	$780,927	$—	$11,575,994

During the year ended August 31, 2013, there were no significant transfers between levels for the Funds. The Funds did not hold any Level 3 securities throughout the period. The Funds did not hold financial derivative instruments during the periods presented.

(b)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2013

sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 2.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. The following table details redemption fees retained by the Funds.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2013

	Year Ended	Year Ended
	August 31, 2013	August 31, 2012

All Cap Growth Fund
Class R	$1,117	$16,264
Class I	36,035	12,906
Equity Income Fund
Class R	637	265
Class I	3,860	9,066
International Growth Fund
Class R	0	N/A
Class I	0	N/A

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means. Expenses directly attributable to a class of shares, which presently only include distribution fees, are recorded to the specific class.

(g)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

	Ordinary Income*	Long-Term Capital Gains*

All Cap Growth Fund
Year Ended August 31, 2012	$—	$—
Year Ended August 31, 2013	$—	$—
	Ordinary Income	Long-Term Capital Gains

Equity Income Fund
Period Ended August 31, 2012	$893,191	$—
Year Ended August 31, 2013	$1,135,617	$—
	Ordinary Income*	Long-Term Capital Gains**

International Growth Fund
Period Ended August 31, 2013	$—	$—

*	There were no distributions paid to shareholders in All Cap Growth Fund during the years ended August 31, 2012 and August 31, 2013.
**	There were no distributions paid to shareholders in the International Growth Fund during the period ended August 31, 2013.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2013

As of August 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

	All Cap	Equity	International
	Growth Fund	Income Fund	Growth Fund
Cost basis of investments for
federal income tax purposes	$189,100,277	$99,854,366	$11,502,637
Gross tax unrealized appreciation	61,371,086	15,635,709	360,962
Gross tax unrealized depreciation	(1,212,738)	(1,342,910)	(287,605)
Net tax unrealized appreciation	60,158,348	14,292,799	73,357
Undistributed ordinary income	—	1,206,674	—
Undistributed long-term capital gain	—	6,037,671	—
Total distributable earnings	—	7,244,345	—
Other accumulated losses	(14,584,805)	(1,182,431)	(49,382)
Total accumulated gains	$45,573,543	$20,354,713	$23,975

The difference between book basis and tax basis of investments is attributable mainly to deferral of losses on wash sales and partnership basis adjustments.

At August 31, 2013, the All Cap Growth Fund had capital loss carryovers of $(2,750,881) and $(3,139,650), which will expire on August 31, 2017 and August 31, 2018, respectively.  At August 31, 2013, the All Cap Growth Fund had short-term capital losses of $(7,901,315) which will be carried forward indefinitely to offset future realized capital gains.  To the extent the All Cap Growth Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended August 31, 2013, prior to any other amounts.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2013, the following table shows the reclassifications made:

	All Cap	Equity	International
	Growth Fund	Income Fund	Growth Fund
Undistributed Net Investment
Income (Loss)	$—	$875,443	$(1)
Accumulated Net Realized
Gain (Loss)	(12)	(884,502)	1
Paid-in Capital	12	9,059	—

At August 31, 2013, the following funds deferred, on a tax basis, late-year ordinary losses and post-October losses of:

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2013

	NII Deferral	Capital Deferral
All Cap Growth Fund	$(792,959)	$—
Equity Income Fund	—	—
International Growth Fund	(5,572)	(44,911)

The Funds had no material uncertain tax positions and had not recorded a liability for unrecognized tax benefits as of August 31, 2013.  Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2013.  At August 31, 2013, the fiscal years 2010-2013 remained open to examination for the All Cap Growth Fund and the Equity Income Fund in each Fund’s major tax jurisdictions.  The fiscal year 2013 remains open to examination for the International Growth Fund in the Fund’s major tax jurisdictions.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the annual rate of 1.10% of the Funds’ average daily net assets.

The Advisor has agreed to waive its management fee and/or reimburse the Funds’ other expenses at least through December 29, 2013, at the discretion of the Advisor and the Board of Trustees, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive generally of interest and tax expenses, brokerage commissions, acquired fund fees and expenses, extraordinary and non-recurring expenses such as litigation) do not exceed 1.45% of Class R shares and 1.10% of Class I shares of each Fund’s average daily net assets.  Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Funds’ expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three fiscal years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	All Cap	Equity	International
	Growth Fund	Income Fund	Growth Fund
August 31, 2014	$347,150	$193,733	$—
August 31, 2015	504,192	255,432	—
August 31, 2016	603,542	325,749	73,646

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2013

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes them to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of each Fund’s average daily net assets of Class R shares for services to prospective Fund shareholders and distribution of Fund shares, and 0.10% of each Fund’s average daily net assets of Class R shares for shareholder servicing.  During the year ended August 31, 2013, expenses of $128,106, $14,114 and $128 were accrued pursuant to the 12b-1 Plan for the All Cap Growth Fund, Equity Income Fund and International Growth Fund, respectively.  During the same period, expenses of $51,242, $5,646 and $51 were accrued pursuant to the shareholder servicing plan for the All Cap Growth Fund, Equity Income Fund and International Growth Fund, respectively.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  Fees incurred for the period ended August 31, 2013, and owed as of August 31, 2013 are as follows:

	Incurred	Owed
All Cap Growth Fund	$236,279	$41,037
Equity Income Fund	$123,164	$22,876
International Growth Fund	$14,217	$3,217

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian.  Fees incurred for the period ended August 31, 2013, and owed as of August 31, 2013 are as follows:

Fund Accounting	Incurred	Owed
All Cap Growth Fund	$92,626	$16,963
Equity Income Fund	$56,520	$9,733
International Growth Fund	$5,924	$1,901

Transfer Agency	Incurred	Owed
All Cap Growth Fund	$105,546	$18,009
Equity Income Fund	$30,770	$5,159
International Growth Fund	$7,658	$3,107

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2013

Custody	Incurred	Owed
All Cap Growth Fund	$26,731	$4,561
Equity Income Fund	$12,867	$2,466
International Growth Fund	$3,003	$2,002

The Funds each have a line of credit with US Bank (see Note 9).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended August 31, 2013, and owed as of August 31, 2013 are as follows:

	Incurred	Owed
All Cap Growth Fund	$10,246	$2,000
Equity Income Fund	$9,007	$1,506
International Growth Fund	$2,248	$1,498

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

All Cap Growth Fund

	Year Ended	Year Ended
Class R	August 31, 2013	August 31, 2012
Shares Sold	417,298	891,012
Shares Redeemed	(517,253)	(909,676)
Net Decrease	(99,954)	(18,664)

	Year Ended	Year Ended
Class I	August 31, 2013	August 31, 2012
Shares Sold	3,441,007	5,892,161
Shares Redeemed	(4,530,878)	(1,869,412)
Net Decrease	(1,089,871)	4,022,749

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2013

Equity Income Fund

	Year Ended	Year Ended
Class R	August 31, 2013	August 31, 2012
Shares Sold	69,907	83,858
Shares Issued to Holders in
Reinvestment of Distributions	1,375	1,963
Shares Redeemed	(41,461)	(26,802)
Net Increase	29,821	59,019

	Year Ended	Year Ended
Class I	August 31, 2013	August 31, 2012
Shares Sold	1,105,248	2,168,578
Shares Issued to Holders in
Reinvestment of Distributions	38,164	31,884
Shares Redeemed	(779,502)	(447,342)
Net Increase	363,910	1,753,122

International Growth Fund
		Period Ended
Class R		August 31, 2013(1)
Shares Sold		20,371
Shares Redeemed		(81)
Net Increase		20,290

		Period Ended
Class I		August 31, 2013(1)
Shares Sold		529,883
Shares Redeemed		(3)
Net Increase		529,880

(1)	The International Growth Fund commenced operations on May 30, 2013.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended August 31, 2013 are summarized below. There were no purchases or sales of U.S. government securities for the Funds.

	All Cap	Equity	International
	Growth Fund	Income Fund	Growth Fund
Purchases	$212,525,869	$105,833,993	$11,509,075
Sales	$243,413,183	$92,547,962	$742,453

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2013

(9)	Line of Credit

At August 31, 2013, the All Cap Growth Fund, Equity Income Fund and International Growth Fund had lines of credit in the amount of $21,000,000, $7,000,000 and $500,000, respectively, which all mature August 15, 2014.  These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate.  The credit facility is with the Funds’ custodian, US Bank.  During the year ended August 31, 2013, the All Cap Fund borrowed on the line of credit on five days, with an average borrowing and interest rate on those days of $6,145,200 and 3.25%, respectively. The Equity Income Fund borrowed on the line of credit on seven days, with an average borrowing and interest rate on those days of $470,571 and 3.25%, respectively. Interest expense of $3,155 incurred during the year is included within other expenses on the Statement of Operations. The balance on July 1, 2013 of $7,425,000 was the maximum amount of borrowing during the year ended August 31, 2013 for the All Cap Fund. The balance on August 20, 2013 of $771,000 was the maximum amount of borrowing during the year ended for the Equity Income Fund. On August 31, 2013 there were no borrowings outstanding for either Fund.  The International Growth Fund did not utilize the line of credit during the period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Geneva Advisors Equity Income Fund,
  Geneva Advisors All Cap Growth Fund,
  Geneva Advisors International Growth Fund,
  and the Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Geneva Advisors Equity Income Fund, Geneva Advisors All Cap Growth Fund, and Geneva Advisors International Growth Fund (the "Funds"), each portfolios of the diversified series constituting Trust for Professional Managers, as of August 31, 2013, and the related statements of operations, and the statements of changes in net assets and the financial highlights for each of the periods presented in the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2013, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods presented in the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
October 30, 2013

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 23, 2013 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Fund”) and the Geneva Advisors Equity Income Fund (the “Equity Income Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Geneva Investment Management of Chicago, LLC the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 20, 2013 (the “June 20, 2013 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

and responsibilities of Robert C. Bridges and John P. Huber, co-portfolio managers of the Funds, and Richard K. Sheiner, a co-portfolio manager of the All Cap Growth Fund, and other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and the Adviser’s marketing activity and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the All Cap Growth Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2013.  The Trustees also discussed the performance of the Institutional Class shares of the Equity Income Fund for the year-to-date, one-year and three-year periods ended April 30, 2013.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Russell 3000 Growth Index for the All Cap Growth Fund and the S&P 500 Index for the Equity Income Fund) and in comparison to a peer group of similar funds as constructed by data presented by Morningstar, Inc. (a peer group of U.S. open-end large growth funds for the All Cap Growth Fund and a peer group of U.S. open-end large blend funds for the Equity Income Fund) (each a “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that were similar to the Funds in terms of investment strategy.

The Trustees noted that the All Cap Growth Fund’s performance for the year-to-date, one-year, and five-year periods ended April 30, 2013 was below the Morningstar Peer Group medians for those periods, falling in the third, fourth and third quartile, respectively, and the five-year performance for the period ended April 30, 2013 was above the Morningstar Peer Group median and fell within the second  quartile.  The Trustees further noted that for the one-year period ended April 30, 2013, the All Cap Growth Fund’s performance was the worst of the Morningstar Peer Group.  The Trustees further noted that the All Cap

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

Growth Fund’s performance for the one-year, three-year, five-year and since inception periods ended December 31, 2012 underperformed the Russell 3000 Growth Index.

The Trustees noted that the Equity Income Fund’s performance for the year-to-date and three-year periods ended April 30, 2013 fell within the first quartile and ranked above the Morningstar Peer Group median.  The Trustees further noted that the Equity Income Fund’s performance for the one-year period ended April 30, 2013 was below its peer group median and fell within the third quartile.  The Trustees noted that the Equity Income Fund’s performance for the year-to-date period ended February 28, 2013 and since inception period ended December 31, 2012 outperformed the S&P 500 Index, while the Fund’s performance for the one-year period ended December 31, 2012 lagged the S&P 500 Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided substantial subsidies for the Funds’ operations since each Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 20, 2013 meeting and the August 23, 2013 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that unlike most mutual funds, including those in the Morningstar Peer Groups, the Funds’ operate under a unitary fee structure whereby many of the ordinary operating expenses are paid by the Adviser out of its management fee.

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

The Trustees noted that the All Cap Growth Fund’s contractual management fee of 1.10% was above its peer group average of 0.68% and ranked highest among its Morningstar Peer Group.  The Trustees observed that the All Cap Growth Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% for its Institutional Class shares fell within the third quartile, above its Morningstar Peer Group average of 0.95%, which fell at the top of the second quartile.  The Trustees then compared the fees paid by the All Cap Growth Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees noted that the Equity Income Fund’s contractual management fee of 1.10% was above its peer group average of 0.69% and ranked highest among its Morningstar Peer Group.  The Trustees observed that the Equity Income Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% for its Institutional Class shares, which fell into the third quartile, was higher than its Morningstar Peer Group average of 0.98%, which fell within the second quartile.  The Trustees then compared the fees paid by the Equity Income Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Funds.  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structure.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of each Fund and its shareholders.

Geneva Advisors International Growth Fund
Basis for Trustees’ Approval of Investment Advisory Agreement

The Trustees met on April 25, 2013 to consider the initial approval of the Investment Advisory Agreement (the “Agreement”) between the Geneva Advisors International Growth Fund (the “International Growth Fund,” or the “Fund”), a series of the Trust, and the Adviser.  In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement, including a memorandum provided by the Fund’s legal counsel, which outlined the Trustees’ responsibilities in considering the investment advisory agreement.  The Trustees also reviewed and discussed the Form ADV for the Adviser, as well as a summary of a due diligence questionnaire completed by the Adviser.  The Trustees also considered other matters, including, but not limited to the following: (1) the quality of services that would be provided to the Fund by the Adviser; (2) the fact that the Fund will benefit from the depth of investment talent and resources provided by the Adviser; (3) the proposed management fee structure under the Agreement; (4) the fact that the Adviser agreed to maintain an expense limitation agreement on behalf of the Fund; and (5) other factors deemed relevant.  The Trustees also considered information provided by the Adviser prior to the April 25, 2013 meeting relating to the Adviser’s code of ethics and compliance and control procedures and objectives with respect to providing investment advisory services to the Fund.

The Board also noted that Mr. Kurt Newsom, Chief Compliance Officer of the Adviser, had attended the meeting of the Board held on October 10, 2012 to report on various performance, marketing, compliance and operations of the Geneva Advisors Funds. The Board noted that it had approved the preliminary registration statement for the International Growth Fund at a meeting of the Board held on February 21, 2013, at which time the Trustees were provided with information concerning the International Growth Fund’s investment objective and strategies which would be applied by the Adviser to select and manage investments for the International Growth Fund.

In considering approval of the Agreement, the Trustees also reviewed the Trust’s post effective amendment to its Form N-1A registration statement, including the prospectus and statement of additional information included therein, relating to the initial registration of the Fund.  Based on its evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

DISCUSSION OF FACTORS CONSIDERED

In considering the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Geneva Advisors International Growth Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services that would be provided by the Adviser to the International Growth Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of key personnel at the Adviser who would be involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing goals and its commitment to the growth of Fund assets based upon information provided by the Adviser in response to the due diligence questionnaire as well as other information provided by the Adviser, which were included in the Meeting materials.  The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Adviser.  The Trustees, in consultation with their independent counsel, reviewed a summary of the Adviser’s policies and procedures and compliance program as prepared by the Adviser, and were assured by the Trust’s CCO that the Adviser’s policies and procedures and compliance program were compliant with Rule 206(4)-7(a) promulgated under the Advisers Act.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

In assessing the portfolio management services to be provided by the Adviser, the Trustees reviewed the investment management experience of Mr. Robert C. Bridges, Mr. John P. Huber and Mr. Daniel P. Delany, who would serve as the Fund’s portfolio managers.  The Trustees also reviewed the Adviser’s performance for a composite of separately managed accounts that are managed using substantially similar strategies to those of the Fund and have been managed, since the composite’s inception, by Mr. Bridges and Mr. Huber, who were joined in January 2012 by Mr. Delany.  The Trustees also reviewed the performance for the other the Adviser Funds, which utilize a similar investment selection process to that which would be employed by the Fund, absent the emphasis on international investments.  After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the Adviser’s management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees then considered the cost of services and the structure of the Fund’s proposed management fee, including a review of the expense analyses and other pertinent material with respect to the International Growth Fund.  The Trustees reviewed statistical

Geneva Advisors International Growth Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

information and other materials provided in the Meeting materials, including the comparative expenses, expense components and peer group selection.  The Trustees considered data relating to the cost structure of the International Growth Fund relative to a peer group of foreign large growth funds, as compiled by Morningstar Direct, which had been included in the Meeting materials.  The Board considered the International Growth Fund’s proposed management fee of 1.100%, noting that the fee fell into the fourth quartile for its peer group, above the peer group average fee of 0.817%, which fell in the second quartile.  Ms. Gehl pointed out that the proposed management fee is a unitary fee designed to cover the vast majority of the International Growth Fund’s expenses and the peer group comparison should be evaluated accordingly.  The Board further noted that the Adviser had agreed to waive its management fees and/or reimburse fund expenses for at least a three-year period, so that the International Growth Fund’s total annual fund operating expenses do not exceed 1.100% and 1.450% of the Fund’s average annual assets for Class I shares and Class R shares, respectively, which put the Fund’s total expense ratio into the first quartile for Class I shares and the third quartile for Class R shares, each below the peer group average of 1.568%, which fell in the third quartile.  The Trustees also considered the overall profitability of the Adviser that may result from its management of the International Growth Fund, reviewing the Adviser’s financial information, including a pro forma income statement for the Fund, and noting that the Adviser may need to subsidize the Fund’s operations during the initial start-up period.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization anticipated by the Adviser.

The Trustees concluded that the International Growth Fund’s expenses and the fees to be paid to the Adviser were fair and reasonable in light of the comparative expense and management fee information and the investment management services to be provided to the Fund by the Adviser.  The Trustees further concluded that the Adviser’s profit from sponsoring the International Growth Fund would not be excessive and would enable the Adviser to maintain adequate profit levels to support its provision of advisory services to the International Growth Fund.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees concluded that the potential economies of scale that the International Growth Fund might realize would be achievable under the structure of the proposed management fees and the International Growth Fund’s expenses.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the International Growth Fund were acceptable.

Geneva Advisors International Growth Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the International Growth Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the International Growth Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the International Growth Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement with the International Growth Fund as being in the best interests of the Fund and its shareholders.

Geneva Advisors Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Geneva Advisors Funds
Additional Information
(Unaudited)

Tax Information

The Funds designated the following percentages of ordinary dividends declared during the fiscal year ended August 31, 2013 as dividends qualifying for the dividends received deduction available to corporate shareholders:

All Cap Growth Fund	0.00%
Equity Income Fund	100.00%
International Growth Fund	0.00%

The Funds designated the following percentages of ordinary dividends declared from net investment income during the fiscal year ended August 31, 2013, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

All Cap Growth Fund	0.00%
Equity Income Fund	88.90%
International Growth Fund	0.00%

For the fiscal year ended August 31, 2013, the Funds designated taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) as follows:

All Cap Growth Fund	0.00%
Equity Income Fund	0.00%
International Growth Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-343-6382.

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	31	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 58		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	31	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 56		2001	(1986–Present).		(an open-end
investment
company with
two portfolios).

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	31	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 70		2009	Chief Compliance		Endowment fund
			Officer (“CCO”),		complex (three
			Granite Capital		closed-end
			International Group,		investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–2011); Vice		Trustee, Gottex
			President, Secretary,		Multi-Alternatives
			Treasurer and CCO of		fund complex
			Granum Series Trust (an		(three closed-end
			open-end investment		investment
			company) (1997–2007);		companies);
			President, CAO and CCO,		Independent
			Granum Securities, LLC		Manager, Ramius
			(a broker-dealer)		IDF fund
			(1997–2007).		complex (two
closed-end
investment
companies).

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

Interested Trustee and Officers

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	31	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 51		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President	Term; Since	Administrator,
Milwaukee, WI 53202	and	January 24,	U.S. Bancorp Fund
Age: 56	Principal	2013	Services, LLC
	Executive		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 39	and	2013	Services LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 34		2005	(2004–present).
Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President, U.S.
Milwaukee, WI 53202	Chief	January 26,	Bancorp Fund
Age: 66	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 31		2011	Services, LLC
(2008-present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-343-6382. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-343-6382, or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1-877-343-6382 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Geneva Advisors Funds

Investment Advisor
Geneva Investment Management of Chicago, LLC
181 W. Madison Street, Suite 3575
Chicago, Illinois 60602

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 5, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2013 1	FYE 8/31/2012 2
Audit Fees	$59,735	$41,165
Audit-Related Fees	0	0
Tax Fees	$10,588	$7,470
All Other Fees	0	0

1)	Relates to the All Cap Growth, Equity Income and International Growth Funds.
2)	Relates to the All Cap Growth and Equity Income Funds.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2013 1	FYE 8/31/2012 2
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1)	Relates to the All Cap Growth, Equity Income and International Growth Funds.
2)	Relates to the All Cap Growth and Equity Income Funds.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2013 1	FYE 8/31/2012 2
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

1)	Relates to the All Cap Growth, Equity Income and International Growth Funds.
2)	Relates to the All Cap Growth and Equity Income Funds.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 5, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title /s/John Buckel
  John Buckel, President

Date  11/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title /s/John Buckel
  John Buckel, President

Date  11/4/13
By (Signature and Title)* /s/Jennifer Lima
  Jennifer Lima, Treasurer

Date  11/4/13
* Print the name and title of each signing officer under his or her signature.